                                                                   EXHIBIT 10.32

                   THIRD AMENDMENT TO 1992 MASTER AGREEMENT


     THIS THIRD AMENDMENT ("Third Amendment") is dated as of November 15, 1996, by and between AMERICAN EXPRESS TRAVEL RELATED SERVICES COMPANY, INC., a New York corporation, having a principal office at 200 Vesey Street, World Financial Center, American Express Tower, New York, New York 10286 ("Amex"), and ACE CASH EXPRESS, INC., a Texas corporation having its principal office at 1231 Greenway Drive, Suite 800, Irving, Texas 75038 ("Agent").

                                   RECITALS

     A. Amex and Agent have entered into that certain 1992 Master Agreement dated as of October 14, 1992 ("1992 Master Agreement").

     B. Amex and Agent have entered into that certain First Amendment to 1992 Master Agreement dated as of December 1, 1992 ("First Amendment").

     C. Amex and Agent modified the 1992 Master Agreement (as amended by the First Amendment) pursuant to those certain letter agreements dated respectively on or about December 6, 1993, and October 26, 1994 (collectively herein the "Letter Agreements").

     D. Amex and Agent supplemented the 1992 Master Agreement (as amended by the First Amendment and the Letter Agreements) by those certain letter agreements dated respectively on or about August 2, 1994, and July 13, 1995, but the provisions of such letter agreements are not affected by any amendment, modification or supplement set forth in this Third Amendment.

     E. Amex and Agent have entered into that certain Second Amendment to 1992 Master Agreement dated as of September 8, 1995 ("Second Amendment").

     F. Amex and Agent amended and modified the 1992 Master Agreement (as amended through the Second Amendment) pursuant to a letter agreement dated effective February 1, 1996 ("1996-1 Letter Agreement").

     G. Contemporaneously with this Third Amendment, Agent has entered into that certain Note Purchase Agreement dated as of November 15, 1996 ("Principal Mutual Note Agreement") with Principal Mutual Life Insurance Company, an Iowa corporation ("Principal Mutual"), pursuant to which Principal Mutual is committed and agrees to purchase Agent's 9.03% Senior Secured Notes due November 15, 2003, in the aggregate amount of $20,000,000 and a principal use of the proceeds of which shall be to refinance and pay the Indebtedness of Agent to Amex in respect of that certain Revolving Advance Commitment and the outstanding unpaid Revolving Commitment Advances in respect thereof (as such terms are defined in the Second Amendment), together with accrued but unpaid interest thereon and costs and fees, as provided in this Third Amendment.

     H. Amex has agreed to continue to make available to Agent the Revolving Advance Commitment as set forth and described in the Second Amendment (as the terms and conditions thereof are amended pursuant to this Third Amendment).

     I. Contemporaneously with this Third Amendment, Amex, Agent, Principal Mutual and Wilmington Trust Company, a Delaware banking corporation in its capacity as trustee ("Wilmington Trust"), have entered into that certain Collateral Trust Agreement dated as of November 15, 1996 ("Intercreditor Collateral Trust Agreement"), which among other things provides for certain intercreditor agreements, undertakings, relationships, prioritization of distributions upon foreclosure and liquidation of collateral subject thereto, and other agreements and arrangements among Agent, Amex and Principal Mutual (and any other Beneficiaries, as defined and permitted in the Intercreditor Collateral Trust Agreement) and for the delivery of that certain Assignment of Deposit Accounts and Security Agreement between Agent and Wilmington Trust of even date therewith together with other security documents and instruments by Agent and others (such assignment of deposits and security agreement and other security documents and instruments [as any of the same may be hereafter amended, modified or restated] herein collectively or individually the "Wilmington Trust Security Document(s)") to secure Agent's undertakings, agreements, obligations and liabilities under or with respect to the Master Agreement and other Security Documents, the Principal Mutual Note Agreement, other Beneficiary Agreement(s) (as defined in the Intercreditor Collateral Trust Agreement), the Intercreditor Collateral Trust Agreement and the Wilmington Trust Security Documents.
Pursuant to and subject to the terms of the Intercreditor Collateral Trust Agreement, Amex has agreed to subordinate its security interests and Lien pursuant to the Security Documents to the security interests and Lien existing in favor of Wilmington Trust pursuant to the Wilmington Trust Security Documents.

     J. Because of the transactions described in Recitals G, H and I, the parties have agreed to certain amendments to the 1992 Master Agreement (as heretofore amended), and the purpose of this Third Amendment is to memorialize such amendments and related agreements.

     IN CONSIDERATION of the foregoing and the mutual agreements set forth herein, the parties agree as follows:

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                                   ARTICLE I

                                  AMENDMENTS

     Section 1.1.  Amendments to 1992 Master Agreement.

          A. Section 3.2. Amendment. By reason of the 1996-1 Letter Agreement and the 1996 MoneyGram/SM/ Master Agreement (as referred to and defined therein, and so used herein), the parties acknowledge that Section 3.2 set forth in the 1992 Master Agreement and any provision elsewhere in the 1992 Master Agreement related to MoneyGram Money Transfer Services and the MoneyGram Agreement (as incorporated in the 1992 Master Agreement at Section 1 thereof) are no longer a part of the 1992 Master Agreement (as amended), except that said 1992 Master Agreement and the 1996 MoneyGram/SM/ Master Agreement are cross-defaulted to each other so long as Amex (or IPS or its Affiliates) shall be the party other than Agent to both such agreements.

          B. Section 3.4 Amendments. Subclause (v) set forth in Section 3.4 of the 1992 Master Agreement is amended and restated in its entirety to read as follows: "(v) paying for capital assets or any amounts, sums or obligations due under or in respect of the 1996 MoneyGram/SM/ Master Agreement,". For purposes of Subsection 3.4.2.C. of the 1992 Master Agreement, the form of certification required to be supplied by Agent in connection with each Advance Request shall be in the form of the Certificate for Advance Requests attached as Exhibit A
                                                                   ---------
hereto.

          C.   Section 3.5.1 Amendment.  The cross-reference phrase "[as said section is set forth in Section 1.2.P. of the Second Amendment]" relating to
Section 6.5 of the First Amendment which is contained in Section 3.5.1 of the First Amendment (as said Section 3.5.1 is amended and restated at Section 1.1.J. of the Second Amendment) in the definition of "Liquid Security Amount" is amended and restated in its entirety to read "[as said Section 6.5 is amended and restated at Section 1.2.E. of the Third Amendment]."

          D. Sections 4.1 and 4.3 Amendments. The parties acknowledge that the provisions relating to MoneyGram Money Transfer Services and the MoneyGram Agreement in Sections 4.1 and 4.3 of the 1992 Master Agreement have been superseded by reason of the 1996-1 Letter Agreement and the 1996 MoneyGram/SM/ Master Agreement and, consequently, such provisions have no further application for purposes of the Master Agreement. Additionally, Agent agrees that the third sentence of said Section 4.3 pertaining to Agent's right to participate in public test marketing, the fourth sentence of said Section 4.3 pertaining to substitute payment instruments and the last sentence of said Section 4.3, pertaining to Agent's right to terminate the Master Agreement upon a certain determination being made by Agent, shall each be deemed deleted from said Section 4.3 and without any further force or effect as of the date of this Third Amendment. Also, with respect to the remaining provisions of said Section 4.3, Agent and Amex acknowledge and agree that any assignment by Amex pursuant thereto may be on a location-by-location basis and, therefore, Agent, on a system-wide basis, will be offering both American Express(R) Money Orders as well as those of a permitted assignee until such conversion is completed. Therefore, during the conversion period and until Amex has been paid all sums due it under the Master Agreement with respect to Amex Money Orders (including Money Orders i) sold by Agent or ii) lost, stolen or misappropriated by or from Agent and paid by Amex) (such aggregate period hereafter referred to in this Section as the "Period"), the term "Money Orders" shall refer to both Amex Money Orders and Money Orders of the permitted assignee. Additionally, during the Period, the definitions of "Amex Indebtedness", "Trust Funds", "Amex Fees" and "Obligations" shall be deemed to include (as appropriate) sums owed by Agent with respect to both Amex Money Orders and the Money Orders of the permitted assignee. After the Period, any reference to "Amex" (including any variation or derivative thereof, e.g., "Amex Fees" or "Amex Indebtedness") in the Master Agreement or any other Security Document (excluding for this particular purpose the 1996 MoneyGram/SM/ Master Agreement, Intercreditor Collateral Trust Agreement and the Wilmington Trust Security Documents) thereafter shall be deemed to refer to any such permitted assignee of Amex or any permitted assignee of such permitted assignee (in each case, all as the circumstances or context may require) in the place and stead of Amex.

          E. Subsection 5.6.A Amendment. For purposes of Subsection 5.6.A. of the First Amendment, Amex agrees that instruments and post-dated checks received by Agent in respect of small consumer loans permitted by the provisions of
Section 6.5 of the First Amendment (as said Section 6.5 is amended and restated at Section 1.2.E. of this Third Amendment) shall not be required to be pledged and assigned to Amex or deposited by Agent as required by said Subsection 5.6.A. upon such receipt, but, upon the occurrence of the date of any such post-dated check, Agent shall comply with the provisions of such Subsection 5.6.A. as to such check (as though Agent had received such check on such date).

          F.   Section 5.7 Amendments.  The cross-reference phrase "[as said section is set forth in Section 1.2.P. of the Second Amendment]" relating to
Section 6.5 of the First Amendment which is contained in Section 5.7 of the First Amendment (as said Section 5.7 is set forth at Section 1.1.L. of the Second Amendment) is amended and restated in its entirety to read "[as said
Section 6.5 is amended and restated at Section 1.2.E. of the Third Amendment]". Notwithstanding any general deletion of the references to "MoneyGram" in the Master Agreement even after such time as the party other than Agent to the 1996 MoneyGram/SM/ Master Agreement is not Amex or IPS or its Affiliates, the reference in

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the last sentence of Section 5.7 to "MoneyGram" shall not be deemed deleted.

          G. Section 5.8 Amendments. Agent acknowledges and agrees that the proceeds of Agent's notes issued to Principal Mutual pursuant to the Principal Mutual Note Agreement will be used in substantial part to refinance and pay the outstanding balance of Revolving Commitment Advances, together with accrued but unpaid interest, costs and commitment fees as of the date such notes are first issued, as provided for in Section 5.8 of the 1992 Master Agreement (as said
Section 5.8 is set forth at Section 1.1.L. of the Second Amendment). Amex and Agent agree that their respective undertakings and agreements contained in the Intercreditor Collateral Trust Agreement shall be deemed or considered to satisfy each of their respective obligations under said Section 5.8 with respect to the Obligations and the security in favor of Amex therefor. Additionally, from and after the date of funding of the refinancing of the outstanding Revolving Commitment Advances through the Principal Mutual Note Agreement as described above, said Section 5.8 shall be deemed amended and restated in its entirety to read as follows: "Intentionally Omitted".

          H. Section 5.9 Amendment. Notwithstanding any general deletion of such references in the Master Agreement even after such time as the party other than Agent to the 1996 MoneyGram/SM/ Master Agreement is not Amex or IPS or its Affiliates, the references in Section 5.9 of the 1992 Master Agreement (as said
Section 5.9 is set forth at Section 1.1.L. of the Second Amendment) to "MoneyGram" and the "MoneyGram Agency and Trust Agreement" shall not be deemed deleted.

          I. Amendments to Sections 8, 9 and 10. The parties acknowledge that any provisions relating to MoneyGram Money Transfer Services and the MoneyGram Agreement in Sections 8, 9 and 10 of the 1992 Master Agreement have been superseded by reason of the 1996-1 Letter Agreement and the 1996 MoneyGram/SM/ Master Agreement and, consequently, have no further application for purposes of the 1992 Master Agreement.

          J. Section 12 Amendment. In Section 12 of the 1992 Master Agreement, the Facsimile No. for Agent is amended to read "(972) 550-5150."

          K. Section 27 Amendment. On page 13 of the Second Amendment the Subsection captioned "Section 27 Amendment" is erroneously designated as Subsection "L" and effective as of the date of the Second Amendment, such designation shall be amended to read "Q". The last sentence of Section 27 of the 1992 Master Agreement is amended and restated in its entirety to read as follows: "As of November 15, 1996, Agent conducts its business at its Centers in each of the following jurisdictions: Arizona,

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Arkansas, Colorado, District of Columbia, Florida, Georgia, Indiana, Louisiana,
Maryland, Missouri, New Mexico, North Carolina, Ohio, Oklahoma, South Carolina, Tennessee, Texas, Virginia and Washington, and Agent shall notify Amex in writing of its intent to conduct business in any other jurisdiction at least thirty (30) days prior to actual commencement of the conduct of business in such jurisdiction, unless Amex (in its sole discretion) shall agree in writing to shorten such notice period as to any such jurisdiction."

          L. Section 29 Amendment. The parties acknowledge that the references to Sections 2 and 3.2 in Section 29 of the 1992 Master Agreement (as said
Section 29 is added and set forth at Section 1.7 of the First Amendment) have no further application for purposes of such section.

     Section 1.2. Amendments to First Amendment.

          A. Section 6.2.J. Amendment. Subparagraph J of Section 6.2 set forth in the First Amendment is hereby amended and restated in its entirety to read as follows:

          "J.  Money Orders and MoneyGrams.  No money order shall be issued or
               ---------------------------
     sold and no wire transfer of money on behalf of Agent's customers shall be made to or for any Person, except as permitted by the Master Agreement or the 1996 MoneyGram/SM/ Master Agreement, as applicable; provided that, following the date neither Amex nor IPS or any of its Affiliates at the time shall be the other party to the 1996 MoneyGram/SM/ Master Agreement, the foregoing restriction related to such wire transfers of money and the 1996 MoneyGram/SM/ Master Agreement shall be considered to no longer apply."

          B. Section 6.2.K. Amendment. Clauses (vii) and (viii) of Section 6.2.K. set forth in the First Amendment (as such clauses are amended and restated at Section 1.2.J. of the Second Amendment) are amended and restated in their entirety to read as follows:

          "(vii) grants of options under the Option Plan exercisable to purchase up to 1,170,000 shares of Employee Stock; (viii) issuances of up to 1,170,000 shares of Employee Stock upon the exercise of options granted under the Option Plan;"

          C. Section 6.2.N. Amendments. The reference to "Section 1.1.K. of the Second Amendment" contained in subclause (xii) of Subsection 6.2.N. of the First Amendment (as amended and restated at Section 1.2.K. of the Second Amendment) is in error, and, effective as of the date of the Second Amendment, is amended to read "Section 1.1.L. of the Second Amendment". Also, Amex

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

agrees that the Lien(s) granted pursuant to the Intercreditor Collateral Trust Agreement and the Wilmington Trust Security Documents are in compliance with and shall be considered as Permitted Liens for purposes of said subclause (xii) of
Section 6.2.N.

          D. Section 6.2.T. Amendment. There shall be added to Section 6.2 set forth in the First Amendment the following Subparagraph T:

          "T.  Principal Mutual Note Agreement, Beneficiary Agreement,
               -------------------------------------------------------
     Intercreditor Collateral Trust Agreement and Wilmington Trust Security
     ----------------------------------------------------------------------
     Documents.  Agent (for itself and its Subsidiaries) shall not permit to
     ---------
     occur an event of default under or in respect of the Principal Mutual Note Agreement, Agent's note(s) issued to Principal Mutual pursuant thereto, any Beneficiary Agreement (including any notes or instruments of Agent issued to the Beneficiary thereunder pursuant thereto), the Intercreditor Collateral Trust Agreement or any of the Wilmington Trust Security Documents, as any such event of default shall be defined in and governed by the express terms of such agreements, notes, instruments or documents."

          E. Section 6.5 Amendment. Section 6.5 of the First Amendment (as said Section 6.5 is set forth at Section 1.2.P. of the Second Amendment) is further amended and restated in its entirety to read as follows:

          "6.5 Agent Consumer Loan Program.  Notwithstanding any provision to
               ---------------------------
     the contrary set forth in Section 6.1 or 6.2 of the First Amendment, but subject to any restrictions set forth in this Section 6.5, Agent may offer and make small consumer loans at its locations (including, for purposes of this Section 6.5, franchisee locations); provided that, Agent shall continue to maintain the Coverage Ratio, as provided in Section 3.5.1. of the First Amendment (as said Section 3.5.1. is amended and restated at Section 1.1.J. of the Second Amendment and amended at Section 1.1.C. of the Third Amendment), and shall comply with any state or local law or regulation governing the conduct of such operations. No proceeds of any Advance , together with the proceeds of any outstanding Advances previously made to Agent, in excess of $1,000,000 in the aggregate shall be used to fund any such small consumer loans, unless Amex shall approve a higher amount (such approval to be in Amex's sole and absolute discretion). Any instruments or contracts evidencing such loans shall not serve as security (provided payments to Agent made on or in connection with such instruments or contracts shall not be excluded) for any amounts due Amex under Sections 3.4 and 5 of the 1992 Master Agreement (as said Sections 3.4 and 5 are amended and/or restated in the Second and Third Amendments or any subsequent amendment of the Master Agreement) or in respect of any other Obligations notwithstanding any provision to the contrary in any of the Security Documents. For purposes of this Section 6.5, a "small consumer loan" shall mean any direct cash advance or loan through a location of Agent (or Agent franchisee location) to an individual consumer that is considered a consumer loan or the equivalent (as defined by relevant local law); provided that, such loan shall not exceed $5,000.00 per each such loan or advance or $10,000.00 in the aggregate at any time outstanding to any one Person (including a spouse or any relative living in the same household) and the proceeds of such loan or advance are borrowed by such Person for personal or household purposes and not for business purposes."

          F. Section 8.1.K. Amendment. Section 8.1.K. set forth in the First Amendment is amended and restated in its entirety to read as follows:

          "K.  Cross-Default.  The occurrence of a default or event of default
               -------------
     (as defined in the relevant agreement, including application of any notice or grace period) by Agent or its Subsidiaries under the terms of any of the following: (i) any Collection Agreement; (ii) any Indebtedness of Agent or its Subsidiaries; (iii) any leases of real property used for executive and regional offices of Agent and for locations of Centers, or other leases pursuant to the terms of which Agent would incur annual aggregate payment obligations of more than $200,000; (iv) the Principal Mutual Note Agreement (and any promissory notes of Agent issued pursuant thereto); (v) any Beneficiary Agreement (and any notes or instruments of Agent issued pursuant thereto); (vi) the Intercreditor Collateral Trust Agreement; or
     (vii) the Wilmington Trust Security Documents."

          G. Section 8.2 Amendment. So long as the Intercreditor Collateral Trust Agreement shall be in full force and effect, the parties acknowledge and agree that any foreclosure upon the Assets of Agent or its Subsidiaries and payment of the proceeds thereof to Amex as permitted by the applicable provisions of Section 8.2 of the First Amendment or any Security Document will be subject to the provisions relating to lien subordination and collateral proceeds distribution set forth in the Intercreditor Collateral Trust Agreement.

          H. Section 9.2 Amendments. The definitions set forth in Section 9.2 of the First Amendment (including as amended

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

pursuant to the Second Amendment) shall be further amended (and restated, as applicable) as follows:

          "Affiliate".  Of any Person, means any other Person who (a) directly
           ---------
     or indirectly, controls, is controlled by or is under common control with such Person, or (b) directly or indirectly owns a five percent (5%) or greater legal or beneficial interest in such Person; provided that, irrespective of the ownership percentage interest or control that IPS or its Affiliates may have therein, MoneyGram Payment Systems, Inc., a Delaware corporation, shall not be considered an Affiliate of IPS or its Affiliates if the common stock of MoneyGram Payment Systems, Inc. is publicly traded, or (c) is an officer or director of such Persons.

          "Beneficiary".  Has the meaning set forth in the Intercreditor
           -----------
     Collateral Trust Agreement.

          "Beneficiary Agreement".  Has the meaning set forth in the
           ---------------------
     Intercreditor Collateral Trust Agreement.

          "Centers".   Means all of Agent's places of business as identified on
           -------
     Schedule 9 (as amended from time to time) and such additional places of
     ----------
     business of Agent permitted in accordance with the provisions of Section
     6.2 of the First Amendment (as such Section 6.2 is amended) or otherwise approved by Amex in writing from time to time in its sole discretion. "Centers" shall not include any locations or places of business franchised by Agent or any of its Subsidiaries (as franchisor) so long as such franchisee is not offering or selling Money Orders as a subagent of Agent pursuant to the Master Agreement.

          "Employee Stock".  Means up to 1,170,000 shares of Agent's common
           --------------
     voting Stock issued pursuant to the exercise of stock options granted to employees or directors of Agent pursuant to the Option Plan.

          "Indebtedness".  Means, with respect to any Person, any and all
           ------------
     liabilities and obligations of such Person, which, in accordance with GAAP, would be classified as indebtedness, whether made available to such Person in the form of a derivative debt instrument or agreement or one or more letters of credit, including standby letters of credit, or whether such liabilities or obligations are direct or indirect, primary or secondary, contingent, as surety or otherwise, including Capital Leases.

          "IPO"; "IPO Event"; and "IPO Proceeds".  The definitions of "IPO",
           ---    ---------        ------------
     "IPO Event"; and "IPO Proceeds" no longer have any application for purposes of the Master Agreement.

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

          "IPS."  Means Integrated Payment Systems Inc., a Delaware corporation.
           ---

          "Intercreditor Collateral Trust Agreement."  Has the meaning set
           ----------------------------------------
     forth in Recital I of the Third Amendment.

          "Money Orders."  Has the meaning assigned to such term in Section 1
           ------------
     (as amended or restated) of the Money Order Trust Agreement and, additionally, shall be deemed to refer to any substitute money order or similar payment instrument permitted pursuant to Section 4.3 of the 1992 Master Agreement (as said Section 4.3 is amended at Section 1.1.D. of the Third Amendment).

          "MoneyGram Agency and Trust Agreement."  The parties acknowledge and
           ------------------------------------
     agree that at such time as the party other than Agent for purposes of the MoneyGram Agency and Trust Agreement is not Amex or IPS or its Affiliates, the definition of "MoneyGram Agency and Trust Agreement" shall be deemed deleted and without any further application thereafter for purposes of the Master Agreement.

          "1996-1 Letter Agreement."  Has the meaning set forth in Recital F of
           -----------------------
     the Third Amendment.

          "1996 MoneyGram/SM/ Master Agreement."  Has the meaning set forth in
           -----------------------------------
     the 1996-1 Letter Agreement, and includes any amendments to such master agreement.

          "Permitted Financial Obligations."  Subclause (k) of the definition of
           -------------------------------
     "Permitted Financial Obligations" no longer has any application by reason of the deletion of Section 10.3 of the 1992 Master Agreement (as said
     Section 10.3 was set forth at Section 1.3 of the First Amendment) pursuant to the Second Amendment (at Section 1.1.M. thereof). Subclause (m) of the definition of "Permitted Financial Obligations" set forth in the First Amendment (as such subclause (m) is amended and restated at Section 1.2.R. of the Second Amendment) is amended and restated in its entirety to read as follows:

               "(m) Indebtedness (i) incurred up to the aggregate principal amount outstanding at any time or from time to time of initially up to $20,000,000 pursuant to and as permitted by the Principal Mutual Note Agreement (after taking into account any scheduled or mandatory repayment(s) thereof), or (ii) incurred by Agent pursuant to a Beneficiary Agreement to which Amex has consented (in its absolute discretion) in writing; provided that, any Lien or security interest securing such obligation shall be subject to and governed by the Intercreditor Collateral Trust Agreement and the Wilmington Trust Security Documents.

          "Preliminary Prospectus."  The definition of "Preliminary Prospectus"
           ----------------------
     is not considered to have any further application.

          "Principal Mutual."  Has the meaning set forth in Recital G of the
           ----------------
     Third Amendment.

          "Principal Mutual Note Agreement."  Has the meaning set forth in
           -------------------------------
     Recital G of the Third Amendment.

          "Refinancing Period."  The definition of "Refinancing Period" is not
           ------------------
     considered to have any further application.

          "Registration Statement."  The definition of "Registration Statement"
           ----------------------
     is not considered to have any further application.

          "Third Amendment."  Means the Third Amendment to the 1992 Master
           ---------------
     Agreement dated as of November 15, 1996, between Amex and Agent, as it thereafter may be amended.

          "Trust Funds."  Has the meaning set forth in the Money Order Trust
           -----------
     Agreement and shall be deemed to include "Proceeds" (as defined in the MoneyGram Agreement) when the context so requires; provided that, such term shall not be deemed to include "Proceeds" at such time as the party other than Agent to the 1996 MoneyGram/SM/ Master Agreement shall be a Person other than Amex or IPS or its Affiliates.

          "Wilmington Trust." Has the meaning set forth in Recital I of the
           ----------------
     Third Amendment.

          "Wilmington Trust Security Documents."  Has the meaning set forth in
           -----------------------------------
     Recital I of the Third Amendment.

     Section 1.3. Amendment to Master Agreement. Notwithstanding any provision to the contrary contained in the Master Agreement or in any other Security Document (excluding the 1996 MoneyGram/SM/ Master Agreement, the Intercreditor Collateral Trust Agreement and the Wilmington Trust Security Documents), each and all unpaid Obligations due Amex or any permitted assignee shall be due and payable on (i) the agreed maturity date of such Obligation(s) or (ii) the date the Master Agreement shall expire or shall be terminated, whichever of subclauses (i) or (ii) shall first occur.

                                   ARTICLE II

                        PRINCIPAL MUTUAL NOTE AGREEMENT

     Section 2.1. Consent to Principal Mutual Indebtedness. Provided that the requirements of Sections 2.2 and 2.3 below shall be satisfied and the loan to Agent pursuant to the Principal Mutual Note Agreement shall be used to pay the Revolving Commitment Advances, together with accrued but unpaid interest thereon and costs and fees, outstanding at the date of such loan, Amex consents to Agent's and its Subsidiaries' execution and delivery of the Principal Mutual Note Agreement (and promissory notes issued pursuant thereto), the Intercreditor Collateral Trust Agreement and the Wilmington Trust Security Documents, and such agreements, documents and instruments shall be considered as approved exceptions for purposes of the provisions of Section 25 of the 1992 Master Agreement and Sections 6.2.A., 6.2.G., 6.2.L.(iv), 6.2.N.(xi) and 6.2.P. of the First
Amendment and any and all other provisions of the Master Agreement and the other Security Documents that may be considered violated by Agent's execution and delivery of such agreements, documents or instruments but for the consent contained in this Section 2.1.

     Section 2.2. Repayment of Revolving Commitment Advances. At such time as Agent shall enter into the Principal Mutual Note Agreement and shall be entitled to make a draw upon such credit facility, Agent immediately shall cause a portion of the loan of funds pursuant to such agreement to be paid directly to Amex in an amount equal to all Revolving Commitment Advances outstanding at the date of such payment, together with accrued but unpaid interest thereon and associated costs and fees, if any.

     Section 2.3. Execution and Delivery of Wilmington Trust Documents. Contemporaneously with their execution and delivery of this Third Amendment, Amex and Agent and its Subsidiaries shall each execute and deliver, as required by Amex and/or Principal Mutual, respectively, the Intercreditor Collateral Trust Agreement and each of the Wilmington Trust Security Documents, and Agent shall cause Principal Mutual and Wilmington Trust to execute and deliver the Intercreditor Collateral Trust Agreement and each of the Wilmington Trust Security Documents, as applicable.

     Section 2.4. Default and Covenant Not to Sue. Upon the occurrence of an Event of Default and during its continuance, Agent acknowledges that Amex shall have no obligation to make any Advance or Revolving Commitment Advance pursuant to the Master Agreement or to consider any Advance Request or Revolving Commitment Advance Request from Agent, and, during such continuance period, any obligation of Amex to Agent under or in respect of any such request or related commitment is deemed suspended until such Event of Default shall have been cured.

Notwithstanding the fact that Amex may honor any Advance Request or Revolving Commitment Advance Request made by Agent during the suspension of any such facility or commitment, Amex nonetheless shall be entitled to refuse to consider or honor any future Advance Request or Revolving Commitment Advance Request at any time and from time to time in its sole and absolute discretion as Amex may consider appropriate, and no course of dealing or implied agreement shall be considered to have been established by reason of any Advance or Revolving Commitment Advance made by Amex in response to any such Advance Request or Revolving Advance Commitment Request after the occurrence of an Event of Default and during its continuance notwithstanding Amex's entitlement to refuse to consider or honor any such request. Agent acknowledges and agrees that Amex's exercise of discretion in such regard will be in Amex's sole and absolute discretion, and Agent agrees that neither it nor any of its Subsidiaries shall commence or bring, directly or indirectly, any action or proceeding for any legal or equitable remedy or relief based on a claim, irrespective of the kind, nature, theory or basis for such claim, against Amex for any act, action or omission on the part of Amex that is permitted or authorized by the provisions of this Section 2.4 or elsewhere in the Master Agreement with respect to the subject matter of this Section 2.4. Nothing contained in this Section 2.4 shall be interpreted as or deemed to impose any limit or restriction on the exercise by Amex of any of its rights or remedies under the Master Agreement upon the occurrence and during the continuance of an Event of Default.

     Section 2.5. Agreement to Alternative Security Arrangements. So long as each of the Intercreditor Collateral Trust Agreement and Wilmington Trust Security Documents shall continue in full force and effect and Agent shall comply with the provisions thereof, Agent shall be considered in compliance with the provisions of the Master Agreement and other Security Documents as to any Lien or security interest required to be granted to and maintained in favor of
Amex pursuant to the Master Agreement.   At such time as the Intercreditor
Collateral Trust Agreement and the Wilmington Trust Security Documents shall no longer be in force and effect, the provisions of this Section 2.5 shall be deemed without any further force or effect (unless Amex in its sole discretion expressly agrees otherwise) and Agent, thereupon, shall comply strictly with all requirements set forth in the Security Documents. Nothing contained in this
Section 2.5 shall be interpreted as changing or providing for any moratorium or extension with respect to any payment date or due date as to any Obligations set forth in the Master Agreement. Further, for purposes of clarification, "Security Documents" (as defined in Section 9.2 of the First Amendment) shall not include the Principal Mutual Note Agreement or any other Beneficiary Agreement (other than the Master Agreement), and, so long as such agreements and documents continue in full force and effect, the Intercreditor Collateral Trust Agreement and the Wilmington Trust Security

Documents (to the extent the provisions thereof are for the benefit of Amex) shall be considered "Security Documents" for purposes of the Master Agreement.

     Section 2.6. Effect of Wilmington Trust Documents. The parties acknowledge and agree that no provision contained in any of the Intercreditor Collateral Trust Agreement or the Wilmington Trust Security Documents shall be considered to amend or otherwise provide or serve as a basis for interpreting any provision, term or covenant contained in the Master Agreement or any other Security Document, except as expressly set forth in Section 2.5 above.

                                  ARTICLE III

                         REPRESENTATIONS AND COVENANTS

     Section 3.1. Acknowledgement. Agent acknowledges, states represents, warrants and confirms that it has no claims against Amex based on breach, default or non-performance under or in respect of the Master Agreement or any Security Document as of the date of this Third Amendment, and, therefore, Agent further acknowledges, represents, admits and confirms that it does not have any legal right, basis or theory of any kind of nature whatsoever on which to base, invoke or obtain legal or equitable relief, whether injunctive or otherwise, in order to abate, postpone or terminate enforcement by Amex of any of the Obligations or other obligations, undertakings and covenants arising from the Master Agreement or any other Security Documents up to and including the date of the execution and delivery of this Third Amendment by Amex and Agent.

     Section 3.2. No Defaults. Agent represents to Amex that there is not currently existing any action, event, condition, fact or set of circumstances which would constitute an Event of Default or Potential Default under or in respect of the Master Agreement or any Security Document by reason of any action, inaction or omission of Agent in respect thereof, except as set forth in
Schedule 3.2 (Third Amendment) attached hereto.

     Section 3.3. Revised Schedules. Attached to this Third Amendment are the following revised schedules:

             i)   Schedule 5 (Section 5 of the First Amendment other than as to
     Section 5.9 thereof which is no longer applicable);

            ii) Litigation Schedule (Section 5.12 of the First Amendment, as amended);

           iii)   Schedule 6 (Section 6.2 of the First Amendment, as amended);
     and

             iv)  Schedule 9 (Section 5 of the First Amendment, as amended).

as of the date of the execution and delivery of this Third Amendment by Agent, and the same shall be deemed substituted for the schedules previously provided to Amex for purposes of the First Amendment (as in effect prior to the date of the Third Amendment).

     Section 3.4. Additional Schedules and List. Agent represents that (i) attached to this Third Amendment as Schedule 3.4 (Third Amendment) is a true, correct and complete list of all Subsidiaries of Agent, including their respective states of incorporation and the jurisdictions in which they are qualified to do business or in which any of their Assets are located, and (ii) the list of the jurisdictions set forth in Section 27 of the 1992 Master Agreement (as said list for purposes of Section 27 is amended and restated at Section 1.1.J. of this Third Amendment) is a true, correct, and complete list of all the jurisdictions in which Agent conducts business or in which any of its Assets are located as of the date of this Third Amendment. Such list shall be updated at the same time as the schedules referred to in Section 3.3 shall be updated in the future pursuant to the Master Agreement.

     Section 3.5. Closing Deliveries by Agent. Agent shall make the following deliveries:

             A. Upon Execution. At or contemporaneously with its execution and delivery of this Third Amendment, Agent shall pay all outstanding legal fees due Amex's outside counsel in respect of this Third Amendment, and Agent shall deliver to Amex the following:

                 (1) Certificate of Corporate Action by Agent.  A certificate of
                     ----------------------------------------
the Secretary or an Assistant Secretary of Agent, dated as of the date of Agent's execution and delivery of this Third Amendment, attesting to all corporate actions taken by Agent, including certified resolutions of Agent's Board of Directors, authorizing the execution, delivery and performance of Agent in respect of the Principal Mutual Note Agreement, the documents referred to in
Section 6.2.T. of the First Amendment (as said Section 6.2.T. is set forth at Section 1.2.E. of this Third Amendment), this Third Amendment and each other document delivered or to be delivered pursuant to this Third Amendment.

                 (2) Incumbency and Signature Certificate.  A certificate of the
                     ------------------------------------
Secretary or an Assistant Secretary, dated the same date as the certificate provided pursuant to subclause (1) immediately preceding, certifying the names and true signatures of the officers of Agent authorized to execute this Third Amendment and any other documents to be delivered by Agent pursuant to the Master Agreement or any Security Document.

                 (3) Financing Statements.  UCC Financing Statements in proper
                     --------------------
form for filing and executed by Ace Cash Express, Inc. (and also in its tradenames) for the following jurisdictions: Indiana and Washington.

                                   ARTICLE IV

                                    GENERAL

     Section 4.1. Effective Date of Amendments. Any amendment to either the 1992 Master Agreement or the First or Second Amendments effected or implemented by this Third Amendment shall be deemed effective as of the date of this Third Amendment, unless another date is expressly provided therefor.

     Section 4.2. No Waiver. Notwithstanding the fact that the warranties and representations set forth in, or Schedules attached to, this Third Amendment at the date of its execution or in any delivery made or to be made pursuant to this Third Amendment at the date thereof may take into account changes in the circumstances from the Effective Date of the 1992 Master Agreement through the date of this Third Amendment or such delivery, nothing contained in this Third Amendment or any other Security Document delivered pursuant hereto shall be deemed to constitute a waiver or consent on the part of Amex with respect to any Event of Default or Potential Default under or in respect of the Master Agreement that existed prior to or at the date of this Third Amendment, unless such Event of Default or Potential Default shall have been waived or consented to expressly in this Third Amendment or as set forth in a separate writing.

     Section 4.3. Waiver of Defaults. Amex hereby waives the Events of Default or Potential Defaults or event of default or defaults set forth and described on
Schedule 3.2 (Third Amendment) attached to this Third Amendment, but only to the extent expressly set forth on and adequately described in such schedule and not otherwise.

     Section 4.4. Master Agreement. This Third Amendment is not intended to, and shall not, affect or impair any rights or obligations of Agent or Amex under the Master Agreement (as in effect immediately prior to the date of this Third Amendment) to the extent that the same do not conflict with or are not inconsistent with the terms of this Third Amendment. Except as otherwise provided for in this Third Amendment or pursuant hereto, all other provisions of the Master Agreement shall continue in full force and effect, and the parties hereby reaffirm and confirm said Master Agreement as continuing and binding on each party and in full force and effect, provided, however, in the event of any
                                         --------- --------
conflict or inconsistency between the terms of this Third Amendment and either the 1992 Master Agreement, the First Amendment, the Second Amendment or any other amendment of any of thereof preceding the date of this Third Amendment, the provisions of this Third Amendment shall control.

     Section 4.5. Capitalized Terms. Capitalized terms used herein shall have the meanings ascribed to them in the Master Agreement, including as supplemented, amended or modified pursuant to this Third Amendment.

     Section 4.6. Survival. All warranties, representations, and covenants made by Agent in this Third Amendment or in any certificate or other exhibit schedule or instrument delivered by Agent pursuant to or as required by this Third Amendment shall be considered to have been relied upon by Amex and shall survive the delivery to Amex of any such document or any extension of the Obligations (or any part thereof) regardless of any investigation made by or on behalf of Amex.

     Section 4.7. Amendment. This Third Amendment may not be amended or modified, except by a written instrument signed by all the parties.

     Section 4.8. Counterparts. This Third Amendment may be executed and delivered in counterparts, all of which when taken together shall constitute the Third Amendment. Delivery of an executed signature page by any of the parties by facsimile transmission shall be execution and delivery of this Third Amendment for all purposes hereof. Notwithstanding execution and delivery of this Third Amendment by facsimile transmission as provided above, the parties shall undertake to provide each other with original executed copies of this Third Amendment within two (2) Business Days following the execution date of this Third Amendment. In making proof of this Third Amendment, it shall not be necessary to produce or account for more than one such counterpart.


                       (Signatures On Next Page)

     IN WITNESS WHEREOF, the parties have caused this Third Amendment to be signed by their authorized officers or agent as of the date first above written.

                       ACE CASH EXPRESS, INC.
                       (a Texas corporation)


                       By:
                          ---------------------------------
                       Name:
                            -------------------------------
                       Title:
                             ------------------------------
                       Date Signed:
                                   ------------------------



                       AMERICAN EXPRESS TRAVEL RELATED SERVICES COMPANY, INC.

                       By:  Integrated Payment Systems Inc. (Agent)

                       By:
                          -------------------------------------
                       Name:
                            -----------------------------------
                       Title:
                             ----------------------------------
                       Date Signed:
                                   ----------------------------

                    THIRD AMENDMENT TO 1992 MASTER AGREEMENT
                                    BETWEEN
             AMERICAN EXPRESS TRAVEL RELATED SERVICES COMPANY, INC.
                                      AND
                  ACE CASH EXPRESS, INC. AND ITS SUBSIDIARIES


                         Schedule 3.2 (Third Amendment)

                    Events of Default or Potential Defaults
                                 Waived by Amex

            (See attached Request for Waiver dated December 4, 1996)

                    THIRD AMENDMENT TO 1992 MASTER AGREEMENT
                                    BETWEEN
             AMERICAN EXPRESS TRAVEL RELATED SERVICES COMPANY, INC.
                                      AND
                  ACE CASH EXPRESS, INC. AND ITS SUBSIDIARIES

                         Schedule 3.4 (Third Amendment)

                              List of Subsidiaries


                                                         Other Jurisdiction(s)
                                                         in Which Qualified to
                                            State of     do Business or
     Name of Subsidiary                Incorporation     Assets Located
     ------------------                -------------     ---------------------
1
-
1.   Check Express, Inc.                   Florida                None

2.   Check Express Florida, Inc.           Florida                None

3.   Check Express USA, Inc.               Florida                None

4.   Check Express Finance, Inc.           Florida                None

5.   Check-X-Change Corporation            California             None

6.   Check Express South Carolina, Inc.    Florida                None

7.   Peterlyn, Inc.                        Washington             None


                    THIRD AMENDMENT TO 1992 MASTER AGREEMENT
                                    BETWEEN
             AMERICAN EXPRESS TRAVEL RELATED SERVICES COMPANY, INC.
                                      AND
                  ACE CASH EXPRESS, INC. AND ITS SUBSIDIARIES



                                   EXHIBIT A

                   Form of Advance Request and Certification

                       ADVANCE REQUEST AND CERTIFICATION


  Reference is made to that certain 1992 Master Agreement, as amended ("Master Agreement"), between Ace Cash Express, Inc. ("Agent") and American Express Travel Related Services Company, Inc. ("Amex"). Capitalized terms used herein and not defined herein shall have the meanings ascribed to them in the Master Agreement.

  Pursuant to the terms of the Master Agreement, Agent hereby requests an Advance pursuant to Section 3.4 of the 1992 Master Agreement (as said Section
3.4 is amended from time to time) in the amount of $_______________.

  Agent's cash needs for the ______-day period are $___________ (net of available cash).

  After the taking of such Advance, Agent will not be in violation of the Maximum Amount limitations imposed by Sections 3.4.1 and 3.5 (as each such section has been amended) set forth in the 1992 Master Agreement.

Coverage Ratio Computation:

A. Amex Indebtedness:
   -----------------
      Total Trust Funds (excluding Proceeds) Pending
      Remittance and Aggregate Unpaid Advances
$_________

B. Liquid Security Amount/1/:
   ----------------------
   (1) Collected and Uncollected Balances of Deposit
       Accounts/2/                                               $_________
   (2) Deposits in Transit/2/                                     _________
   (3) Cash Equivalents and Other Liquid Assets/2/                _________
   (4) Cash in Centers/3/                                         _________
            Total Liquid Security Amount                         $_________
C. Coverage Ratio:                                                 A  :  B
   --------------                                                 ---   ---

Advances Outstanding Limitation:

  Agent hereby certifies to Amex that the Advance requested above, together with the outstanding principal balance of all Advances previously made to Agent by Amex, does not exceed the limitation on Advances outstanding imposed pursuant to
Section 3.5.2 of the 1992 Master Agreement (as said Section 3.5.2 is amended and restated at Section 1.1.K. of the Second Amendment).

  Agent hereby certifies to Amex that the foregoing is true, correct, accurate and complete.

---------------
   /1/ Computed in accordance with the provisions of Section 3.5.1 of the 1992 Master Agreement (as said Section 3.5.1 is amended from time to time).

   /2/ Limited to items in which Amex has a perfected first priority security interest.

   /3/ Limited to aggregate amount equal to number of Agent locations multiplied by $25,000.

  Dated: ___________, 199__                  ACE CASH EXPRESS, INC.


                                             By:
                                                -------------------------------
                                             Name:
                                                  -----------------------------
                                             Title:
                                                   ----------------------------